SUMMARY PROSPECTUS
July 5, 2026, as supplemented through July 10, 2026
Ultra SK hynix

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated July 5, 2026, as supplemented through July 10, 2026, and Statement of Additional Information, dated July 5, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

SKHU LISTED ON NYSE ARCA

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Investment Objective
ProShares Ultra SK hynix (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the American Depositary Receipt (“ADR”) of SK hynix Inc. (NASDAQ: SKHY).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as SKHY when SKHY rises on a given day. Conversely, it should lose approximately two times as much as SKHY when SKHY falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of SKHY (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller SKHY gains or losses and higher SKHY volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger SKHY gains or losses and lower SKHY volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.29%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement[2]	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$97	$323
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
SK hynix Inc. is a memory semiconductor company that engages in the design, manufacture and sale of advanced memory semiconductors, including dynamic random access memory (“DRAM”), which includes high-bandwidth memory (“HBM”), and Not-AND (“NAND”) flash memory. SK hynix Inc.’s memory products are used in electronic devices, including graphics cards, personal computers (“PCs”), data center servers, mobile devices such as smartphones and tablets, and other consumer electronics products. SK hynix Inc. also operates a foundry business through its wholly owned subsidiaries.

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This prospectus relates only to the Fund shares offered hereby and is not a prospectus for SK hynix Inc., its common stock or any other of its securities. The Fund, ProShares Trust and ProShare Advisors are not affiliated with SK hynix Inc. or SKHY.
The American Depositary Shares of SK hynix Inc. are listed and traded on the Nasdaq Global Select Market under the ticker symbol “SKHY.” SK hynix Inc. is subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). SK hynix Inc.’s common shares are also listed and traded on the Korea Exchange (“KRX”) under the identification code 000660. Securities traded on foreign exchanges may be subject to different reporting standards, regulatory oversight, settlement practices and investor protections than securities traded in the United States. Information regarding SK hynix Inc. may be obtained from publicly available sources, including, but not limited to, the company’s website, filings with the Financial Supervisory Service of South Korea, filings with the U.S. Securities and Exchange Commission, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this prospectus regarding SK hynix Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SK hynix Inc. is accurate or complete.
The American Depositary Shares of SK hynix Inc. have been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form F-1 filed with the Securities and Exchange Commission (SEC File No. 333-296987). The American Depositary Shares commenced trading on a when-issued basis on the Nasdaq Global Select Market under the temporary ticker symbol “SKHYV” on July 10, 2026, and are expected to trade under the ticker symbol “SKHY” on or about July 13, 2026. SK hynix Inc. is required to file periodic reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission about SK hynix Inc. can be located through the Securities and Exchange Commission’s website at www.sec.gov.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g., swap on SKHY) in order to gain leveraged exposure to SKHY. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in SKHY.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to SKHY is consistent with the Daily Target. SKHY’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if SKHY has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if SKHY

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has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●SKHY Investing Risk – The Fund’s performance depends on the performance of SKHY. Investments in SKHY and consequently investments in the Fund involve a high degree of risk. The price of SKHY can be affected by a number of factors. For example, SK hynix Inc. operates in the highly competitive memory semiconductor industry, which is subject to cyclical fluctuations, including recurring periods of oversupply, which may result in volatility in SK hynix Inc.’s operating results. SK hynix Inc.’s future long-term growth significantly depends on its ability to increase production capacity, and its revenue and profitability may decline if SK hynix Inc. is unable to obtain adequate supplies of raw materials, purified water, electricity and equipment in a timely manner and at reasonable prices. SK hynix Inc. is highly susceptible to potential manufacturing issues due to the complexity of memory semiconductor production, and its long-term profitability depends on its ability to respond to rapid technological changes in the manufacturing process in a timely and cost-effective manner.
SK hynix Inc.’s success depends on its ability to anticipate and respond to continually and rapidly evolving customer requirements and industry trends in the information and technology and consumer electronics industries. If demand exceeds available supply, SK hynix Inc. may be required to allocate its finite supply among, which could damage customer relationships and increase political, legal and regulatory scrutiny. A slowdown in demand from AI infrastructure investment, or any significant decrease in order levels from SK hynix Inc.’s select group of key customers in the United States and China, could negatively affect its business.
SK hynix Inc. is also subject to risks from anti-dumping duties, safeguard duties, countervailing duties, quotas, tariffs, exchange rate fluctuations, unsuccessful investments or acquisitions, intellectual property disputes, product defects, incompatibilities, or failures to meet customer specifications, cybersecurity breaches, systems failures, interruptions, delays in service, catastrophic events, and uncertainties associated with the use and evolution of AI. Sanctions against SK hynix Inc. or other memory semiconductor producers for anti-competitive practices, work stoppages or other labor-related issues, deterioration in economic conditions in Korea, or escalations in tensions with North Korea could adversely affect SK hynix Inc.’s operations, business or market value. As a foreign private issuer, SK hynix Inc. is not subject to certain corporate gover nance rules applicable to U.S. listed companies. Any of these factors may materially and adversely impact the price of SK hynix Inc., increase the volatility of an investment in SK hynix Inc. and have a negative impact on the performance of the Fund. Any of these factors may materially and adversely impact the price of SKHY, increase the volatility of an investment in SKHY and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of SKHY falls than a similar fund that does not use leverage because leverage will magnify the performance of SKHY. The use of such leverage increases the risk of a total loss of your investment. If SKHY approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in SKHY than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage is expected to be extraordinarily high, will materially lower your returns, and may cause the Fund to lose money even if the value of SKHY rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of SKHY moves up and down from day-to-day) of SKHY on your holding period return. The volatility of SKHY has a negative impact on Fund returns. During periods of higher volatility, the volatility of SKHY may affect the Fund’s returns as much as or more than the return of SKHY.
The following table illustrates the impact of the volatility and return of SKHY on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in SKHY. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in SKHY. You may lose money when the return of SKHY is flat (i.e., close to zero) and you may lose money when SKHY falls.
The table uses hypothetical annualized volatility and returns of SKHY to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the

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level of a hypothetical return of SKHY for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of SKHY. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of SKHY were -30%. However, as the table shows, with a one-year return of SKHY of -30% and an annualized volatility of SKHY of 225%, the Fund could be expected to return -76.7%.
Newly listed ADRs are often subject to price volatility and speculative trading during and for a period of time after the initial listing. Trading prices of SKHY may experience significant volatility. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.
Estimated Fund Returns
SKHY Performance		One Year Volatility Rate
One Year SKHY	Two Times (2x) the One Year SKHY	10%	25%	50%	75%	100%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.4%	-99.6%
-80%	-160%	-96.0%	-96.2%	-96.9%	-97.7%	-98.5%
-70%	-140%	-91.1%	-91.5%	-93.0%	-94.9%	-96.7%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
70%	140%	186.1%	171.5%	125.1%	64.7%	6.3%
80%	160%	220.8%	204.4%	152.3%	84.6%	19.2%
90%	180%	257.4%	239.1%	181.1%	105.7%	32.8%
100%	200%	296.0%	275.8%	211.5%	127.9%	47.2%
Assumes: (a) no dividends paid with respect to SKHY; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be extraordinarily high. If these were included the Fund’s performance would be different from, and in some instances materially lower than, that shown.
The annualized historical volatility rate for SK hynix Inc. for the five-year period ended May 31, 2026 was 49.85%. The highest May to May volatility rate for SK hynix Inc. during the five-year period ended May 31, 2026 was 69.82% (May 31, 2026). The annualized total return performance of
SK hynix Inc. for the five-year period ended May 31, 2026 was 71.06%.
Historical volatility and performance of SK hynix Inc. are not indications of what SK hynix Inc.’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of SK hynix Inc.’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of SKHY. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to SKHY is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to SKHY that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be extraordinarily high.
If the Fund’s ability to obtain exposure to SKHY consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to SKHY consistent with its investment objective immediately following the initial listing of SKHY and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to SKHY will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if SKHY has a dramatic

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intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like SKHY. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may be unable to find counterparties willing to enter into swap agreements during periods of volatility in the price of SKHY or other market conditions that may exist immediately following the initial listing of SKHY and for a period of time thereafter. When the Fund invests in swaps that use SKHY as the reference asset, the Fund will be subject to the risks of SKHY.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain leveraged exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Liquidity Risk — The market for SKHY is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of SKHY. During such periods of illiquidity, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, change its investment objective, reduce its exposure or close.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like SKHY and other instruments correlated with SKHY may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●American Depositary Receipt Risk — American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established exchange. The underlying shares are held in trust by a cus todian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. In addition depositary receipts may trade at a premium or discount compared to the underlying securities and that premium or discount may be significant.
SKHY commenced its initial U.S. listing on July 10, 2026. The market value of the ADRs may fluctuate considerably immediately following the U.S. listing and for a period of time thereafter. The ADRs may experience abnormal returns and volatility during this period. Such returns should not be expected to persist. The price of the ADRs could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of the ADRs, increase the volatility of an investment in the ADRs and have a negative impact on the performance of the Fund.
●Foreign Investment Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which SK hynix Inc. operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested

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across issuers and industries. As of May 31, 2026, SK hynix Inc. is included in the semiconductors & semiconductor equipment industry group.
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, SK hynix Inc. had a significant portion of its value in South Korea.
○South Korea Investments Risk – Investments in securities of issuers in South Korea involve risks including certain legal, regulatory, political and economic risks, economic dependency on trade and economic conditions in other countries, and potential hostilities with North Korea.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., SKHY) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of SKHY should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to SKHY until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of SKHY.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of SKHY. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of SKHY, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. These risks may be heightened immediately following the initial listing of SKHY and for a period of time thereafter.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on SKHY. A halt in trading of SKHY is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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PROSHARES.COM

Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

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